UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  MAY 19, 1998

                                 PROXYMED, INC.
             (Exact name of registrant as specified in its charter)

          FLORIDA                    0-22052                  65-0202059
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)

      2555 DAVIE ROAD, SUITE 110, FT. LAUDERDALE, FLORIDA      33317-7424
            (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (954) 473-1001


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (b) The pro forma financial information included herein relating to the acquisition of WPJ, Inc. on May 19, 1998 is amended to correct typographical errors on the 8-K/A amendment filed on July 13, 1998.

         (c)      The following exhibits are included herein:

                  Exhibit 2.4- Unaudited Statement of Operations for WPJ, Inc. for the three months ended March 31, 1997.

                  Exhibit 99.1 - Pro Forma Combined Balance Sheet of ProxyMed,
                                 Inc. and WPJ, Inc. as of March 31, 1998.

                  Exhibit 99.2 - Pro Forma Combined Statement of Operations of
                                 ProxyMed, Inc., Clinical MicroSystems, Inc.,
                                 Hayes Computer Systems, Inc., US HealthData
                                 Interchange, Inc. and WPJ, Inc. for the year ended December 31, 1997.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PROXYMED, INC.

Date  JANUARY 27, 1999                     /s/ BENNETT MARKS
                                           -----------------
                                           Bennett Marks, Co-President and Chief
                                           Financial Officer

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                               INDEX TO EXHIBITS

EXHIBIT NUMBER                           DESCRIPTION

      2.4 Unaudited Statement of Operations for WPJ, Inc. as for the three months ended March 31, 1997.

     99.1           Pro Forma Combined Balance Sheet of ProxyMed, Inc.
                    and WPJ, Inc. as of March 31, 1998.

     99.2 Pro Forma Combined Statement of Operations of ProxyMed, Inc., Clinical MicroSystems, Inc., Hayes Computer Systems, Inc., US HealthData Interchange, Inc. and WPJ, Inc. for the year ended December 31, 1997.